EXHIBIT 99.2

A.M. CASTLE & CO.	1420 Kensington Road Suite 220 Oak Brook, IL 60523 P: (847) 455-7111 F: (847) 241-8171

For Further Information:

-At ALPHA IR-
Analyst Contact
Chris Hodges or Nick Hughes
(312) 445-2870
Email: CAS@alpha-ir.com
Traded: NYSE (CAS)

FOR IMMEDIATE RELEASE
FEBRUARY 3, 2016

A.M. Castle & Co. Announces Expiration of Deadline for Receipt of Consent Payment for Its Senior Secured Note Exchange Offer and Execution of Supplemental Indenture
OAK BROOK, IL, February 3rd - A.M. Castle & Co. (NYSE:CAS) (the “Company” or “Castle”), a global distributor of specialty metal and plastic products, value-added services and supply chain solutions, announced today the expiration of the previously announced extended deadline of 5:00 p.m. New York City time, on February 2, 2016 (the “Additional Consent Deadline”) for eligible holders of its outstanding 12.75% Senior Secured Notes due 2016 (the “Existing Notes”) to receive the consent payment in connection with the Company’s private exchange offer and consent solicitation to certain eligible holders (the “Exchange Offer”) relating to the issuance of new 12.75% Senior Secured Notes due 2018 (the “New Notes”) in exchange for Existing Notes.
According to D.F. King & Co., Inc., the exchange agent for the Exchange Offer, as of the Additional Consent Deadline, holders of $122,793,000 aggregate principal amount (or approximately 67.3%) of the $182,500,000 aggregate principal amount of Existing Notes eligible to participate in the consent solicitation portion of the Exchange Offer have provided consents with respect to certain amendments (the “Amendments”) to the indenture governing the Existing Notes (the “Existing Indenture”), including elimination of substantially all restrictive covenants and certain events of default in the Existing Indenture and release of all the collateral securing the Existing Notes and guarantees thereof. Of the $122,793,000 aggregate principal amount of Existing Notes that consented to the Amendments, $120,992,000 aggregate principal amount were tendered into the Exchange Offer, and the holders of the remainder were ineligible to participate in the Exchange Offer and gave their consent without tendering their Existing Notes. As previously announced, the Company satisfied the minimum participation condition for the Exchange Offer on January 29, 2016, and extended the deadline to the Additional Consent Deadline for eligible holders to receive the consent payment in order to ensure the fullest participation in the Exchange Offer.

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An additional $27,500,000 aggregate principal amount of Existing Notes presently owned by an affiliate of the Company, which were excluded from the calculation of the results of the consent solicitation, have also been validly tendered and not withdrawn in the Exchange Offer. In total, holders of $148,422,000 aggregate outstanding principal amount of Existing Notes had validly tendered and not withdrawn their Existing Notes as of the Additional Consent Deadline. The Company has accepted for exchange all of the Existing Notes that were validly tendered in the Exchange Offer as of the Additional Consent Deadline and expects to pay the Total Exchange Consideration (as defined in the confidential offering memorandum and consent solicitation statement dated January 15, 2016 (the “Confidential Offering Memorandum”)) with respect to such Existing Notes on or about February 8, 2016 (the “Early Settlement Date”). Holders of Existing Notes may no longer validly withdraw tenders of Existing Notes or consents related thereto.
The Company also announced that on February 2, 2016 it executed and delivered a supplemental indenture that gives effect to the Amendments, which will become operative upon the Early Settlement Date.
The Exchange Offer will expire at 11:59 p.m. New York City time on February 12, 2016, unless extended.
The complete terms and conditions of the Exchange Offer are set forth in a confidential offering memorandum and consent solicitation statement dated January 15, 2016, and related consent and letter of transmittal.
The Exchange Offer is being made, and the New Notes will be issued, only to holders of Existing Notes that are (i) “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act, or QIBs, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act, (ii) institutional investors which are “accredited investors” as defined in Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act or (iii) not a “U.S. Person” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act. Documents relating to the Exchange Offer will only be distributed to holders of outstanding Existing Notes that have returned a certification letter to us that they are eligible to participate in the Exchange Offer.
Holders of outstanding Existing Notes who wish to receive a copy of the eligibility letter for the Exchange Offer may contact D.F. King & Co., Inc. toll free at (800) 591-8269, (212) 269-5550 (banks and brokerage firms), e-mail at cas@dfking.com or via the following website: www.dfking.com/cas. The New Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except in compliance with the registration requirements of the Securities Act or pursuant to an exemption therefrom and in compliance with other applicable securities laws.
This press release is not an offer to sell, nor a solicitation of an offer to buy, the New Notes in the United States or elsewhere. The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Exchange Offer is made only by, and pursuant to, the terms set forth in the related offering memorandum and consent solicitation. The Exchange Offer is not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

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About A. M. Castle & Co.
Founded in 1890, A. M. Castle & Co. is a global distributor of specialty metal and plastic products and supply chain services, principally serving the producer durable equipment, oil and gas, commercial aircraft, heavy equipment, industrial goods, construction equipment, retail, marine and automotive sectors of the global economy. Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a variety of industries. Within its metals business, it specializes in the distribution of alloy and stainless steels; nickel alloys; aluminum and carbon. Through its wholly-owned subsidiary, Total Plastics, Inc., the Company also distributes a broad range of value-added industrial plastics. Together, Castle and its affiliated companies operate out of 42 service centers located throughout North America, Europe and Asia. Its common stock is traded on the New York Stock Exchange under the ticker symbol “CAS”.
Cautionary Statements Regarding Forward-Looking Information
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our facility closures and organizational changes. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including our ability to effectively manage our operational initiatives and restructuring activities, the impact of volatility of metals and plastics prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, our ability to successfully complete our strategic refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

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